March 31, 2000
First Quarter Report
April 13, 2000

Dear Shareholders:

     I am pleased to report that we grew our Net Asset Value by 14% to $1.51. This represents a continuation of the strong performance of our portfolio companies. In particular we are pleased with the performance of Pathlight Technology, Inc., Fertility Acoustics, Inc. and ARIA Wireless Systems Inc.

     Rand increased its investment in Pathlight Technology, Inc. with a $750,000 participation in the corporation's recent $5 million issuance of Series C Preferred Stock. The investment represents the fourth round of financing that Rand has participated in since 1997. Rand now owns approximately 5.2% of Pathlight.

     Pathlight competes in the Storage Area Network Infrastructure Market for Gateways and Routers. During the quarter, they announced OEM agreements with Aviv Corporation, ECCS, Inc., Glyph Technologies, Overland Data, Unisys Corporation and Computer Network Technology. Additionally, IBM strengthened its relationship with Pathlight by announcing that the Pathlight Virtual Private SAN technology would be included in each SAN Gateway.

     Pathlight also engaged the Investment Banking firm of Chase H&Q to assist the Board of Directors in evaluating strategic alternatives.

     As a result of the financing, in conjunction with Pathlight's execution on its business plan, and the establishment of several key OEM relationships, Rand has increased its valuation of Pathlight from $610,000 to $2,012,922.

     Rand has exercised its options with Fertility Acoustics, Inc. and has acquired an additional 180,000 shares at $0.21 per share. Rand also received an additional 68,736 shares as part of the BioVector, Inc. closeout. This brings its total shares to 848,736 of common stock. During the quarter Kimberly-Clark Corporation made an investment in Fertility Acoustics at $2.75 per share. Due to the strategic relationship and consistent with our valuation policy, we are discounting the value by 50% and valuing our shares of Fertility Acoustics, at $1.38. This increases our value of Fertility Acoustics from $125,000 to $1,167,012.

     We also increased our valuation of ARIA Wireless Systems, Inc. and our preferred stock portfolio to reflect an increase in their market price. We were also repaid on our term loan with InfoMiners.com.

     It was a great quarter for us, and I look forward to our continuing success. I want to thank our shareholders and Directors for helping us achieve these results.

Allen F. Grum

PORTFOLIO VALUATION / MARCH 31, 2000


                                                                                              March 31,             December 31,
                                                                                                   2000                    1999

                                                                                                    Per                     Per
                                                                                                  Share                   Share
Company and Business       Type of Investment    Date Acquired        Costs           Value     of Rand         Value   of Rand
-------------------------- --------------------- -------------- ------------ --------------- ----------- ------------- ---------
American Tactile           Convertible           6/23/95            150,000          50,000        0.01        50,000      0.01
Corporation Medina, NY.    Debentures at 8%
Develops equipment and     due June 2000 and
systems to produce         April 2001 with
signage.                   detachable warrants
www.americantactile.com

ARIA Wireless Systems,     Common Stock -        5/23/97            543,840         349,840        0.06       288,840      0.05
Inc. (OTC:AWSI)*           488,000 shares
Buffalo, NY.  Markets      $105,840 Demand
wireless radio             Notes at 15%
transmission
communication equipment.
www.aria-gib.com.com

BioWorks, Inc. Geneva,     Series A              11/6/95             56,000          56,000        0.01        56,000      0.01
NY.  Develops and          Convertible
manufactures biological    Preferred Stock -
alternative to chemical    32,000 shares
pesticides.
www.bioworksbiocontrol.com

Clearview Cable TV, Inc.   Common Stock - 400    2/23/96             55,541          55,541        0.01        55,541      0.01
New Providence, NJ.        shares
Cable television
operator.

Contract Staffing          Series A 8%           11/8/99            100,000         100,000        0.02       100,000      0.02
Buffalo, NY. PEO           Cumulative
providing human resource   Preferred
administration for small   Stock-10,000 shares
businesses.
www.contract-staffing.com

DataView, LLC Mt. Kisco,   5.5% Membership       10/1/98            310,357         343,357        0.06       343,357      0.06
NY.  Designs, develops     Interest
and markets browser
based software for
investment
professionals.
www.dataviewllc.com/
marketgauge/

                                                                                              March 31,             December 31,
                                                                                                   2000                    1999

                                                                                                    Per                     Per
                                                                                                  Share                   Share
Company and Business       Type of Investment    Date Acquired        Costs           Value     of Rand         Value   of Rand
-------------------------- --------------------- -------------- ------------ --------------- ----------- ------------- ---------
Fertility Acoustics,       Common Stock -        10/1/97             87,440       1,167,012        0.20       125,000      0.02
Inc. Buffalo, NY.          848,736 Shares
Developer of proprietary
methods to diagnose
onset of ovulation.

G-TEC Natural Gas          41.67% Class A        8/31/99            300,000         300,000        0.05       300,000      0.05
Systems Buffalo, NY.       Membership Interest
Manufactures and           8% Cumulative
distributes systems that   Dividend
allow natural gas to be
used as an alternative
fuel to gases.
www.gas-tec.com.

Hammertime Kitchen &       Convertible           10/1/98            300,000         300,000        0.05       300,000      0.05
Bath Works, Inc.           Preferred Stock -
Clarence, NY.  Exclusive   1,000 Shares Senior
Sears licensed installer   Subordinated Note
of kitchens and baths.     at 12% due October
                           2000 Promissory
                           Note at 15%, due
                           August 1999

HCI Systems Kennebunk,     Series B Preferred    12/15/99           100,500         100,500        0.02       100,500      0.02
ME. Facilities             Stock - 67,000
management software        Shares 5%
solution.                  Cumulative Dividend
www.hcisystems.com

InfoMiners.com Amherst,    Bridge loan repaid    12/21/98                                 0         0.0       420,000      0.07
NY.  Data warehousing      March 31, 2000
and decision support
software for healthcare
industries.
www.infominers.com

MemberWare Technologies,   Promissory Note at    9/16/99            100,000         150,000        0.03       150,000      0.03
Inc. Pittsford, NY.        Prime Rate + 4.5%
Internet company engaged   due September 2004.
in web related             Common Stock -
consulting services.       40,000 Shares
www.memberware.com         34,000 warrants for
                           shares of stock

                                                                                              March 31,             December 31,
                                                                                                   2000                    1999

                                                                                                    Per                     Per
                                                                                                  Share                   Share
Company and Business       Type of Investment    Date Acquired        Costs           Value     of Rand         Value   of Rand
-------------------------- --------------------- -------------- ------------ --------------- ----------- ------------- ---------
MINRAD, Inc. Buffalo,      546,621 Common        8/4/97             874,030       1,111,000        0.19     1,111,000      0.19
NY.  Developer of laser    Shares. 53,628
guided surgical devices.   Preferred Shares
Merged with BioVector,
Inc. December
1999.

Pathlight Technology,      Class A Series        10/7/97          1,174,996       2,012,922        0.35       610,000      0.11
Inc. Ithaca, NY.           Convertible
Develops SAN technology    Preferred Stock -
for computer industry.     200,000 shares with
www.pathlight.com          6% cumulative
                           dividend.
                           Preferred Class B -
                           117,187 shares
                           Class C Preferred
                           Stock - 214,285
                           Shares
                           67,578 warrants for
                           shares of stock

Platform Technology        Two units with        9/24/97              8,045          60,000        0.01        60,000      0.01
Holdings, LLC              option for two
Charlottesville, VA.       additional units
Provides sales support
and management for
unique medical
businesses.

UStec, Inc. Victor, NY.    Promissory Note at    12/17/98           100,000         100,000        0.02       100,000      0.02
Manufacturers and          12% due December
markets digital wiring     2003
systems for residential    50,000 warrants for
new home construction.     common shares
www.ustecnet.com

                                                                                             March 31,                 December 31,
                                                                                                  2000                        1999

                                                                                                   Per                         Per
                                                                                                 Share                       Share
Company and Business       Type of Investment    Date Acquired     Costs          Value        of Rand         Value       of Rand
-------------------------  --------------------  ---------------  ---------   ---------    ------------   ------------ -----------
Vanguard Modular           Preferred Units -     12/16/99          270,000       270,000        0.05           270,000      0.05
Building Systems           2,673 Units with
Philadelphia, PA. Leases   Warrants
and sells high-end
modular space solutions.
www.vanguardmodular.com

Preferred Stock            Merrill Lynch -       7/15/99         1,047,888       925,838        0.16           879,000      0.15
Portfolio* Merrill Lynch   12,000 shares;
(MER-F), Motorola          Motorola - 10,000
(MOT-A) Citicorp           shares; Citicorp -
(CIH-A), Texaco (TXC-A)    10,000 shares;
                           Texaco - 12,000
                           shares

Other investments          Other                                   971,398           164                           160
                                                                ----------- ------------- ----------- ----------------- ---------
                           Total portfolio
                           investments                           6,550,035     7,452,174        1.30         5,319,398      0.93
                                                                -----------
                           Cash and Cash                                         646,881        0.11         1,137,233      0.20
                           equivalents
                           Net                                                    97,663        0.02            74,561      0.01
                           receivables(payables)
                                                                            ------------- ----------- ----------------- ---------
                           Net Assets before                                   8,196,718        1.43         6,531,192      1.14
                           Taxes
                           Tax provision                                       (471,880)      (0.08)       (1,071,880)     (0.19)
                           (benefit)
                                                                            ------------- ----------- ----------------- ---------
                           Net Assets                                          8,668,598                     7,603,072
                                                                            -------------             -----------------
                                                                                                1.51                        1.33


Net Asset Value per Share (5,708,034 shares outstanding at December 31, 1999 and 5,723,034 shares outstanding at March 31, 2000)

*  Publicly owned company  -  Unrestricted securities as defined in Note (a)
Note: Restricted securities, including securities of publicly-owned companies which are subject to restrictions on resale, are valued at fair value as determined by the Board of Directors. Fair value is considered to be the amount which the Corporation may reasonably expect to receive for portfolio securities if such securities were sold on the valuation date. Valuations as of any particular date, however, are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of securities. Among the factors considered by the Board of Directors in determining the fair value of restricted securities are the financial condition and operating results, projected operations, and other analytical data relating to the investment. Also considered are the market prices for unrestricted securities of the same class (if applicable) and other matters which may have an impact on the value of the portfolio company.

RAND CAPITAL CORPORATION

BOARD OF DIRECTORS (Elected by Shareholders April 13, 2000)
                   Reginald B. Newman II    Chairman of the Board
                   Allen F. Grum
a, c               Luiz F. Kahl
g                  Erland E. Kailbourne
c, g               Ross B. Kenzie
a                  Willis S. McLeese
a, c, g            Jayne K. Rand
a - Member of audit committee     c - Member of compensation committee
g - Member of governance committee


OFFICERS                 TITLE                            EMAIL

Allen F. Grum            President/CEO                    pgrum@randcap.com
Daniel P. Penberthy      Chief Financial Officer          dpenberthy@randcap.com


CORPORATE DATA

Stock Listing                      NASDAQ SmallCap Market-symbol RAND
Transfer Agent
and Registrar                      Continental Stock Transfer & Trust Company
General Counsel                    Hodgson, Russ, Andrews, Woods
                                   & Goodyear, LLP
Independent Accountants            Deloitte & Touche LLP
Number of Shareholders             823 (as of March 6, 2000)

Rand is actively seeking business opportunities for investment consideration. If you are aware of those businesses that may need Rand's support and sassistance, please feel free to contact us.

     Rand Capital Corporation
     2200 Rand Building
     Buffalo, NY 14203
     Tel: 716-853-0802   Fax: 716-854-8480